UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

STRATEGIC ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-28963

Nevada	13-3506506
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

51 JFK Parkway Suite 135, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

(212) 878-6532

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:	None

Securities registered pursuant to Section 12(g) of the Act:	Common Stock
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Strategic Acquisitions, Inc., (“STQN”, “we”, “us” or the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2022 (the “December 22 Current Report”), in which we reported, among other events, the execution of the Merger Agreement (as defined below).

This Amendment reports events as of the filing date of the December 22 Current Report and does not reflect events that may have occurred subsequent to the original filing date, and except as described above, no other changes have been made to the December 22 Current Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective December 22, 2022, we and STQN Sub, Inc., our recently formed wholly owned subsidiary (“STQN Sub”) entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”) with Exworth Union Inc (“Exworth Union”) and the owners of all of its outstanding shares of capital stock — Exworth Management LLC (“Exworth Management”) and World Class Global Technology PTE. LTD. (“World Class,” collectively with Exworth Management, the “Stockholders”). Pursuant to the Merger Agreement, Exworth Union merged with and into STQN Sub, with Exworth Union being the surviving corporation and becoming our wholly owned subsidiary (the “Merger”).

To effectuate the Merger, we filed a certificate of merger with the Secretary of State of the State of Delaware on December 22, 2022 (the “Certificate of Merger”). A copy of the Certificate of Merger as acknowledged by the Secretary of State of the State of Delaware is filed as Exhibit 3.2 hereto.

The foregoing description of the Merger Agreement and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed with the December 22 Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Prior to entering into the Merger Agreement, Exworth Management and Exworth Union entered into an exclusive platform license and services agreement (the “License Agreement”), confirming the terms of their previous oral agreement. The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

One of the Stockholders of Exworth Union, World Class Global Technology PTE. LTD., was incorrectly referred to as World Class Global Technology LLC in the December 22 Current Report and was incorrectly referred to as World Class Technology LLC in the Merger Agreement.

Exhibit No.	Description
3.2	Certificate of Merger filed with the Delaware Secretary of State dated December 22,2022 (1)
10.4	Exclusive Platform License and Services Agreement (1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Strategic Acquisitions, Inc.

Date: January 3, 2023	By:	/s/ John P. O’Shea
John P. O’Shea, President